Exhibit 10-D

Second Amendment to Development Agreement
-----------------------------------------

This Second Amendment to Develoment Agreement (the "Amendment") is entered into as of the effective date herof by and between SOUTHWEST
DINING, INC., an Indiana corporation ("Developer") and BRINKER INTERNATIONAL, INC., a Delaware corporation ("Franchisor")

WITNESSETH
----------

WHEREAS, Developer's predecessor in interest, Quality Dining, Inc., an Indiana corporation ("Quality"), and Franchisor have heretofore entered into that certain Chili's Grill & Bar Restaurant Development Agreement dated June 27, 1990, under and pursuant to which Franchisor granted Developer certain rights to develop and operate Chili's Grill & Bar Restaurants in a specified territory; and

WHEREAS, Quality, of which Developer is a wholly owned subsidiary, Franchisor and others entered into that certain Assignment and Assumption of Franchise and Development Agreement and Brinker International, Inc. Consent to Assignment and Consent to Initial Public Offering of Securities dated December 23, 1993 ("Assignment"), and Franchisor delivered to Quality that certain Franchisor Consent on December 22, 1993 ("Consent"), under and pursuant to which, among other things, Franchisor consented to the initial public offering of securities by Quality and agreed to the assiginment of the Chili's Grill & Bar Restaurant Development Agreement to Developer; hereianfter, the Chili's Grill & Bar Restaurant Development Agreement, as assigned by the Assignment and Consent, shall be referred to as the "Development Agreement;" and

WHEREAS, Developer and Franchisor entered into a First Amendment to Development Agreement (the "First Amendment") with an "Amendment Effective Date" of January 1, 1995; and

WHEREAS, the Parties wish to amend the Development Schedule contained in Paragraph 5 of the First Amendment; and

NOW, THEREFORE, in consideration of the mutual terms and obligations of this Amendment, the Parties agree as follows:

1. The Development Scheduled contained in Paragraph 5 of the First Amendment is replaced and superseded with the following:

By (Date)             Cumulative Total Minimum Number
                      of Chili's Grill & Bar Restaurants Which
                      Developer Shall Have Open and in Operation
_______________________________________________________________________
                     Midwest Region  Philadelphia Region  Entire Territory
                     --------------  -------------------  ----------------
December 31, 1994    8               9*                   17
December 31, 1995    9               9                    18
December 31, 1996    10              10                   20
December 31, 1997    11              12                   23
December 31, 1998    12              13                   25
December 31, 1999    13              14                   28**
December 31, 2000    14              15                   31**
December 31, 2001    15              16                   33**
December 31, 2002    15              16                   35
December 31, 2003    15              16                   37

2. Developer agrees that Franchisor may develop or sub-license a Chili's Too Restaurant within the interior of the Franklin Mills Mall in Philadelphia, Pennsylvania. This permission shall automatically expire should construction on such location not commence by June 1, 2000.

3.  Except as modified herein, all other terms shall remain unchanged.

IN WITNESS WHEREOF, Developer and Franchisor have executed this Amendment to be effective as of the Amendment Effective Date.

                                     DEVELOPER

                                     SOUTHWEST DINING,INC.
                                     an Indiana corporation

Date:  7/23/99                       By:  /s/_____________________
                                        Daniel B. Fitzpatrick, President


                                    FRANCHISOR

                                    BRINKER INTERNATIONAL, INC.
                                    a Delaware corporation

Date:  7/23/99                      By:   /s/_____________________
                                        David N. Tyner
                                        Vice President













EXHIBIT 10-G

EMPLOYMENT AGREEMENT


THIS AGREEMENT (this "Agreement"), dated August 24, 1999, is made by QUALITY DINING, INC., an Indiana corporation, having its principal place of business at 4220 Edison Lakes Parkway, Mishawaka, Indiana (the "Company"), and JOHN C. FIRTH, (the "Executive").
Recitals

1.   The Executive is currently
employed as the Executive Vice President and General
Counsel of the Company and the Company desires to assure the continued service of Executive.

     2.   The Executive is willing to continue
such employment by the Company on the terms set forth herein.

                          Agreement

     NOW, THEREFORE, in consideration of the mutual covenants and premises herein contained, the Company and the Executive hereby agree as follows:

     1.   Certain Definitions.

          (a)  "Effective Date" shall mean the date of this Agreement.

          (b)  "Change of Control
Date" shall mean the first date
during the Employment Period (as
defined in Section 1 (c) on which a
Change of Control (as defined in
Section 2) occurs.  Anything in this
Agreement to the contrary
notwithstanding, if a Change of
Control occurs and if the
Executive's employment with the
Company is terminated or the
Executive ceases to be an officer of
the Company prior to the date on
which the Change of Control occurs,
and if it is reasonably demonstrated
by the Executive that such
termination of employment or
cessation of status as an officer
(i) as at the request of a third
party who has taken steps reasonably
calculated to effect the Change of
Control, or (ii) otherwise arose in
connection with or anticipation of
the Change in Control, then for all
purposes of this Agreement the
"Change of Control Date" shall mean
the date immediately prior to the
date of any such termination of
employment or cessation of officer
status.

          (c)  "Employment Period"
shall mean the period commencing on
the Effective Date and, unless
earlier terminated under Section 5
hereof or extended as hereinafter
provided, ending on the 23rd day of
August, 2002. Commencing on June 24,
2000, and on each anniversary of
such date (each such anniversary
shall be hereinafter referred to as
the "Renewal Date"), the Employment
Period shall be automatically
extended so as to terminate on the
third anniversary of such Renewal
Date.

          (d)  "Board" shall mean
the Board of Directors of the Company.

2.   Change of Control.  For the
purpose of this Agreement, "Change of Control" shall mean:

(a)  The acquisition by any
individual, entity or group (within
the meaning of Section 13(d)(3) or
14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (a
"Person") of beneficial ownership
(within the meaning of Rule 13d3
promulgated under the Exchange Act
as in effect from time to time) of
20% or more of either (i) the then
outstanding shares of common stock
of the Company or (ii) the combined
voting power of the
then outstanding voting securities
of the Company entitled to vote
generally in the election of
directors; provided, however, that
the following acquisitions shall not
constitute an acquisition of
control:  (A) any acquisition
directly from the Company (excluding
an acquisition by virtue of the
exercise of a conversion privilege),
(B) any acquisition by the Company,
(C) any acquisition by any employee
benefit plan (or related trust)
sponsored or maintained by the
Company or any corporation
controlled by the Company, (D) any
acquisition by any corporation
pursuant to a reorganization, merger
or consolidation, if, following such
reorganization, merger or
consolidation, the conditions
described in clauses (i), (ii) and
(iii) of subsection (c) of this
Section 2 are satisfied, or (5) any
acquisition by any Person (or by
such Person's estate or heirs upon
such Person's death) who on the date
of this Agreement is a director or
officer of the Company or is the
beneficial owner of 20% or more of
the outstanding voting securities of
the Company ("Affiliated Person");
or


(b)  Individuals who, as of the date
hereof, constitute the Board of
Directors of the Company (the
"Incumbent Board") cease for any
reason to constitute at least a
majority of the Board of Directors
of the Company (the "Board");
provided, however, that any
individual becoming a director
subsequent to the date hereof whose
election, or nomination for election
by the Company's shareholders, was
approved by a vote of at least a
majority of the directors then
comprising the Incumbent Board shall
be considered as though such
individual were a member of the
Incumbent Board, but excluding, for
this purpose, any such individual
whose initial assumption of office
occurs as a result of either an
actual or threatened election
contest (as such terms are used in
Rule 14a-11 of Regulation 14A
promulgated under the Exchange Act)
or other actual or threatened
solicitation of proxies or consents
by or on behalf of a Person other
than the Board; or

(c)  The Company enters into an
agreement for a reorganization,
merger or consolidation, in each
case, unless, following such
reorganization, merger or
consolidation, (i) more than eighty
percent (80%) of, respectively, the
then outstanding shares of common
stock of the corporation resulting
from such reorganization, merger or
consolidation and the
combined voting power of the then
outstanding voting securities of
such corporation entitled to vote
generally in the election of
directors is then beneficially
owned, directly or indirectly, by
all or substantially all of the
individuals and entities who were
the beneficial owners, respectively,
of the outstanding Company common
stock and outstanding Company voting
securities immediately prior to such
reorganization, merger or
consolidation in substantially the
same proportions as their ownership,
immediately prior to such
reorganization, merger or
consolidation, of the outstanding
Company stock and outstanding
Company voting securities, as the
case may be, (ii) no Person
(excluding the Company, any employee
benefit plan or related trust of the
Company or such corporation
resulting from such reorganization,
merger or consolidation and any
Person beneficially owning,
immediately prior to such
reorganization, merger or
consolidation, directly or
indirectly, 20% or more of the
outstanding Company common stock or
outstanding voting securities, as
the case may be) beneficially owns,
directly or indirectly, 20% or more
of, respectively, the then
outstanding shares of common stock
of the corporation resulting from
such reorganization, merger or
consolidation or the combined voting
power of the then outstanding voting
securities of such corporation
entitled to vote generally in the
election of directors and (iii) at
least a majority of the members of
the board of directors of the
corporation resulting from such
reorganization, merger or
consolidation were members of the
Incumbent Board at the time of the
execution of the initial agreement
providing for such reorganization,
merger or consolidation; or

(d)  Approval by the shareholders of
the Company of a complete
liquidation or dissolution of the
Company or the Company enters into
an agreement for the sale or other
disposition of all or substantially
all of the assets of the Company,
other than to a corporation
with respect to which following such
sale or other disposition (i) more
than 80% of, respectively, the then
outstanding shares of common stock
of such corporation and the combined
voting power of the then outstanding
voting securities of such
corporation entitled to vote
generally in the election of
directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the outstanding Company common stock and outstanding Company voting securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the outstanding Company common stock and outstanding Company voting securities, as the case may be, (ii) no Person (excluding the Company and any employee benefit plan or related trust of the Company or such corporation, any Affiliated Person and any Person beneficially owning, immediately prior to such sale or other disposition, directly or indirectly, 20% or more of the outstanding Company common stock or outstanding Company voting securities, as the case may be) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors and (iii) at least a majority of the members of the board of directors of such corporation were members of the Incumbent Board at the time of the execution of the initial agreement or action of the Board providing for such sale or other disposition of assets of the Company.

(e)  Notwithstanding the foregoing,
none of the transactions
contemplated in subsections (a),
(b), (c)or (d) shall constitute a
Change of Control if such
transaction occurs in connection
with or as the result of a
transaction subject to Rule 13e-3
promulgated under the Exchange Act
as in effect from time to time
provided that executive officers of
the Company are the beneficial
owners of 75% or more of the voting
securities of the Company
outstanding following such
transaction.

3.   Employment.  Subject to the
terms and conditions provided
herein, the Company hereby agrees,
during the Employment Period, to
employ the Executive as its
Executive Vice President and General
Counsel. The Executive hereby agrees to accept such employment and offices during the Employment Period.

4. Terms of Employment.

(a)  Position and Location.

(i) Before Change of Control.  During the Employment
Period and prior to the Change of
Control Date, the Executive, in his
capacity as Executive Vice President
and General Counsel of the Company,
shall have the duties, authority and
responsibility normally associated
with and typically afforded to the
position of Executive Vice President
and General Counsel of a publicly-
owned and traded corporation. The
Executive's duties shall only be
performed at Mishawaka, Indiana, except for travel reasonably required in the performance of the Executive's duties.

(ii) After Change of Control.  During the Employment
Period and on and after the Change
of Control Date, (A) the Executive's
position (including, without
limitation, the Executive's status,
offices, titles and reporting
relationships), authority, duties
and responsibilities shall be at
least commensurate in all material
respects with the most significant
of those held or exercised by,
and/or assigned to, the Executive at
any time during the ninety (90) day
period immediately preceding the
Change of Control Date, and (B) the
Executive's duties shall be
performed at the location where such
services were performed immediately
preceding the Change of Control
Date.

(iii)     Responsibilities.  Subject
to the immediately succeeding sentence,
during the Employment Period,
excluding any periods of vacation
and sick leave to which the
Executive is entitled, the Executive agrees to devote his full business time during normal business hours to the business and affairs of the Company and, to the extent necessary to discharge the responsibilities assigned to the
Executive hereunder, to use the
Executive's reasonable best efforts
to perform faithfully and
efficiently the duties and
responsibilities set forth in this
Section 4(a). During the Employment
Period it shall not be a violation
of this Agreement for the Executive
to (A) serve on community,
corporate, civic or charitable
boards or committees, (B) deliver
lectures, fulfill speaking
engagements or teach at educational
institutions, (C) serve as "Of
Counsel" to Sopko & Firth and
provide such services on behalf of
clients incidental to the
responsible representation and
orderly transition of clients and
matters to the firm, provided that
Executive shall not provide
substantial work for the firm and
will not receive direct compensation
from the firm other than the
periodic payments which the firm is
obligated to make pursuant to
Executive's Retirement Agreement,
and/or (D) manage personal affairs
and/or investments, so long as such
activities do not significantly
interfere with the performance of
the Executive's duties and
responsibilities under this
Agreement. Notwithstanding the
above, the Executive shall not be
required to perform any duties
and/or responsibilities which, in
the Executive's reasonable judgment,
would be likely to result in a non-
compliance with or violation of any
applicable law, regulation or rule
of professional conduct.

(iv) Reporting.   The Executive
shall report solely and directly to
the Chief Executive Officer of the
Company.

(b)  Compensation.

(i)  Base Salary.  During the
Employment Period, the Executive
shall receive a base salary of no
less than $240,000 per annum (the
"Base Salary"), payable in
accordance with normal payroll
practices.  During the Employment
Period, the Base Salary shall be
reviewed at least once annually for
increase and shall be increased (but
not decreased) at any time and from
time to time as shall be
substantially consistent with
increases in base salary awarded in
the ordinary course of business to
other officers of the Company.  Any
increase in the Base Salary shall
not serve to limit or reduce any
other obligation to the Executive
under this Agreement and any such
increased Base Salary shall then
constitute the "Base Salary" for
purposes of this Agreement.

(ii) Annual Bonus, Incentive,
Savings and Retirement Plans.  For
each fiscal year of the Company
ending during the Employment Period,
the Executive shall also be eligible
for an annual bonus of up to 50% of
the Base Salary, payable no later
than 75 days after the end of each
fiscal year of the Company.  During
the Employment Period, the Executive
shall also be entitled to
participate in all bonus, short-or
longterm incentive, savings and
retirement plans, practices,
policies and programs maintained or
provided by the Company from time to
time on or after the Effective Date for the benefit of senior executives of the Company.

(iii)     Welfare Benefit Plans.
During the Employment Period, the
Executive and/or the Executive's
family, as the case may be, shall be
entitled to participate in and shall
receive all benefits under any and
all welfare benefit plans,
practices, policies and programs
maintained or provided by the
Company (including, without
limitation, medical, hospitalization, prescription, dental, retiree health, disability, salary continuance, employee, life, group life, accidental death/dismemberment and travel accident insurance plans and programs) from time to time on or after the Effective Date for the benefit of senior executives of the Company and, in addition thereto, shall maintain on behalf of and for the benefit of Executive (or his designee) life insurance with death benefits of no less than $500,000.

(iv) Fringe Benefits.  During the
Employment Period, the Executive
shall be entitled to perquisites
and/or fringe benefits in accordance
with the plans, practices, policies
and programs maintained or provided
by the Company from time to time on
or after the Effective Date for the
benefit of senior executives of the
Company.

(v)  Vacation.  During the
Employment Period, the Executive shall
be paid vacation in accordance with plans, practices, policies and programs maintained or provided by the Company from time to time on or after the Effective Date for the benefit of senior executives of the Company.

(vi) Restricted Stock Grant;
Additional Cash Bonus. Concurrently
with the execution of this
Agreement, the Company shall make a
grant of Restricted Stock under the
Company's 1997 Stock Option and
Incentive Plan in an amount equal to
the quotient of $10,000 divided by
the closing price of the Company's
stock on the date of grant which
grant shall fully vest six (6)
months from the date of grant.  In
addition, the Company shall pay the
Executive a one-time cash bonus of
$40,000 payable concurrently with
the annual bonus for fiscal 1999,
provided that the Executive's
employment has not terminated prior
to such date for Cause or without
Good Reason (each as hereinafter
defined).

5.   Termination.

(a)  Death or Disability.  The
Employment Period shall terminate
automatically upon the Executive's
death.  If during the Employment
Period, the Disability (as defined
below) of the Executive has
occurred, the Company may give the
Executive written notice (in
accordance with Section 13(b) of
this Agreement) of its intention to
terminate the Executive's employment
with the Company due to such
Disability.  The Executive's
employment with the Company as the
case may be, shall be terminated by
the Company on the 90th day (the
"Disability Effective Date"), after
receipt by the Executive of such
notice if, within the ninety (90)
day period commencing on the date
such notice is received, the
Executive shall not have returned to
the full-time performance of the
Executive's duties.  For purposes of
this Agreement, "Disability" means
physical or mental disability which,
at least six months after its
commencement, is determined to be
total and permanent by a physician
mutually selected by the Company and
the Executive (or the Executive's
legal representative).

(b)  Cause.  During the Employment
Period, the Company may terminate
the Executive's employment with the
Company hereunder for "Cause."  For
purposes of this Agreement, "Cause"
means (i) an act or acts of personal dishonesty taken by the Executive and intended to result in substantial personal enrichment of the Executive at the expense of the Company, (ii) repeated violations by the Executive of the Executive's obligations under
Section 4(a) of this Agreement which
are demonstrably willful and
deliberate on the Executive's part
and which are not remedied in a
reasonable period of time after
receipt of written notice from the
Company or the Parent, or (iii) the
conviction of the Executive of a
felony involving moral turpitude.

(c)  Good Reason.  During the
Employment Period, the Executive's
employment with the Company
hereunder may be terminated by the
Executive for "Good Reason."  For
purposes of this Agreement, "Good
Reason" means:

(i)  the assignment to the Executive
of any duties inconsistent in any
respect with the Executive's
position (including, without
limitation, the Executive's status,
offices, titles and reporting
relationships), authority, duties or
responsibilities as contemplated by
Section 4(a) of this Agreement, or
any other action by the Company,
which, in his reasonable judgment,
results in a diminution in such
position, authority, duties or
responsibilities, excluding for this
purpose an isolated, insubstantial
and inadvertent action not taken in
bad faith and which is remedied by
the Company promptly after receipt
of notice thereof given by the
Executive; or

(ii) (A)  failure by the Company to
comply with any of the provisions of
Section 4(b) of this Agreement,
other than an isolated, insubstantial and inadvertent failure not occurring in bad faith and which is remedied by the Company promptly after receipt of notice thereof given by the Executive, or
(B) after the Change of Control
Date, any failure to pay the Base
Salary in accordance with Section
4(b)(i), or any failure to maintain
or provide for the benefit of the
Executive the plans, practices,
policies and programs and the
benefits provided thereunder,
described in Sections 4(b),(ii)
through (v) on the most favorable
basis such plans, practices,
policies and programs were
maintained, and such benefits
provided, during the ninety (90) day
period immediately preceding the
Change of Control Date, or, if more
favorable to the Executive and/or
the Executive's family, as in effect
at any time thereafter; or

(iii)     the Company requiring the
Executive to be based at any office
or location other than that set
forth in Section 4(a) hereof, except
for travel reasonably required in
the performance of the Executive's
duties; or

(iv) any purported termination by
the Company of the Executive's
employment otherwise than as
expressly permitted by this
Agreement or expressly consented to
in writing by the Executive; or

(v)  any failure by the Company to
comply with and satisfy Section 5(c)
of this Agreement.

For purposes of this Section 5(c),
any good faith determination of
"Good Reason" made by the Executive
on or after the Change of Control
Date shall be conclusive, final and
binding on all persons. Anything in
this Agreement to the contrary
notwithstanding, a termination by
the Executive for any reason during
the one (1) year period immediately
following the Change of Control Date
shall be deemed to be a termination
for Good Reason for all purposes of
this Agreement.

(d)  Voluntary Termination.  During
the Employment Period, the Company
may terminate, upon thirty (30) days
advance written notice given to the
Executive, the Executive's
employment with the Company
hereunder other than for Cause and
the Executive may voluntarily
terminate, upon thirty (30) days
advance written notice given to the
Company, the Executive's employment
with the Company hereunder without
Good Reason.

(e)  Notice of Termination.  Any
termination by the Company for cause
or by the Executive for Good Reason
shall be communicated by a notice of
termination as defined below, given
in accordance with Section 13(b) of
this Agreement and which specifies
(i) the termination provision in
this Agreement relied upon, (ii) the
facts and circumstances (in
reasonable detail) claimed to
provide a basis for termination of
the Executive's employment under the
provision so indicated, and (iii)
the Date of Termination (as defined
below). The failure by the Executive
to set forth in such notice of
termination any fact or circumstance
which contributes to a showing of
Good Reason shall not waive any
right of the Executive hereunder or
preclude the Executive from
asserting such fact or circumstance
in enforcing his rights hereunder.

6.  Obligations of the Company upon Termination.


(a)  Death.  If the Executive's
employment is terminated by reason
of the Executive's death, the
Executive, or the Executive's legal
representatives, as the case may be,
shall be entitled to receive (i) the
Executive's Base Salary through the
date of death at the rate in effect
(as provided for in Section 4(b) of
this Agreement) on the date of
death, (ii) any compensation
previously deferred by
the Executive (together with any
accrued interest thereon) and not
yet paid by the Company, and (iii)
any accrued vacation pay not yet
paid by the Company (such amounts
specified in clauses (i), (ii) and
(iii), are hereinafter referred to
as the "Accrued Obligations").  All
such Accrued Obligations shall be
paid to the Executive's estate or
beneficiary, as applicable, in a
lump sum in cash within thirty (30)
days after the date of death.  In
addition, the Executive's family
shall be entitled to receive the
most favorable family death and
other benefits provided by the
Company to surviving families of
senior executives of the Company
under the plans, practices, policies and programs, if any, maintained or provided by the Company (or the economic equivalent thereof).



(b)  Disability.  If the Executive's
employment with the Company and/or
the Parent hereunder is terminated
due to the Executive's Disability,
the Employment Period shall
terminate on the date of termination
and the Executive shall be entitled
to receive all Accrued Obligations.
All such Accrued Obligations shall
be paid to the Executive in a lump
sum in cash within thirty (30) days
after the Date of Termination. In
addition, the Executive shall be
entitled to receive (A) after the
Disability Effective Date the most
favorable disability benefits
provided by the Company to disabled
senior executives of the Company
under the plans, practices, policies
and programs, if any, maintained or
provided by the Company (or the
economic equivalent thereof).



(c)  Cause; Without Good Reason.  If
the Executive's employment with the
Company shall be terminated for
Cause by the Company or by the
Executive without Good Reason, the
Employment Period shall terminate on
the date of termination and the
Executive shall be entitled to
receive all Accrued Obligations. All
such Accrued Obligations shall be
paid to the Executive in a lump sum
in cash within thirty (30) days
after the date of termination.


(d)  Good Reason; Other than for
Cause, Death or Disability.  If,
during the Employment Period, the
Company hereunder shall terminate
the Executive's employment with the
Company hereunder (other than for
Cause, Death or Disability), or the
Executive shall terminate his
employment with the Company
hereunder for Good Reason (i) the
Executive shall receive the Accrued
Obligations, payable in a lump sum
in cash within thirty (30) days
after the date of termination, (ii)
a lump sum payment equal to two (2)
times the sum of (A) the Executive's
Base Salary on the date of
termination, plus (B) the full
amount of the bonus the Executive
was eligible to receive in the
current fiscal year assuming for
purposes hereof that the Executive
would have received 100% of the
Executive's bonus potential
payable at the same time payment of
the Accrued Obligations is
made, (iii) additional and
accelerated vesting and
exercisability as to the portion of
any outstanding option scheduled to
vest on the next following vesting
date for any such option (as if the
Executive remained employed through
such next date), and (iv) for one
(1) year, after the date, or such
longer period as any plan, practice,
policy or program may provide,
the Company shall continue the
benefits described in Section
4(b)(iii) to the Executive and/or
the Executive's family, including,
without limitation, health insurance
and life insurance, in amounts and
on a basis at least equal to those
provided to senior executives (and
their families) of the Company or
the economic equivalent thereof.


7.   Non-exclusivity of Rights.
Nothing in this Agreement shall
prevent or limit the Executive's
continuing or future participation
in any benefit, bonus, incentive or
other plans, practices, policies or
programs, provided by the Company
nor shall anything herein limit or
otherwise affect such rights as the
Executive may have under any stock
option, stock appreciation, short or
long term incentive plans,
restricted stock or other plans,
arrangements, or agreements with or
maintained by the Company and any
compensation or benefits which are
vested in the Executive or which the
Executive is otherwise entitled to
receive under any plan, practice,
policy or program of the Company at
or subsequent to the date of
termination shall be payable in
accordance with the terms and
provisions of such plan, practice,
policy or program.

8.   Full Settlement.  The Company's
obligations to make the payments
provided for in this Agreement and
otherwise to perform their
obligations hereunder shall not be
affected by any set-off,
counterclaim, recoupment, defense or
other claim, right or action which
the Company may have against the
Executive or others.  In no event
shall the Executive be obligated to
seek other employment or take any
other action by way of mitigation of
the amounts payable to the Executive
under any of the provisions of this
Agreement.  The Company agrees to
pay all the legal fees and expenses
incurred by the Company, the
Executive and others as a result of
the negotiation and/or drafting of
this Agreement or any contest or
dispute (regardless of the outcome thereof) arising out of this Agreement including, without limitation, any contest regarding the amount of any payment pursuant to this Agreement.

9.   Certain Additional Payments by the Company.

(a)  Additional Payments.  Anything
in this Agreement to the contrary
notwithstanding, if it shall be
determined that any payment or
distribution by the Company to or
for the benefit of the Executive,
whether paid or payable or
distributed or distributable,
pursuant to the terms of this
Agreement or otherwise (a
"Payment"), would be subject to the
excise tax imposed by Section 4999
of the Internal Revenue Code of
1986, as amended (the "Code") (or
any similar tax) and/or any
interest or penalties with respect to such excise tax (such excise tax, together with any such interest and penalties, are hereinafter collectively referred to as the
"Excise Tax"), then the Executive
shall be entitled to receive an
additional payment from the Company
(a "GrossUp Payment") in an amount
such that, after payment by the
Executive of all taxes (including,
without limitation, any interest or
penalties imposed with respect to
such taxes), including, without
limitation, any Excise Tax, imposed
upon or attributable to the Gross-Up
Payment, the Executive retains an
amount of the Gross-Up Payment equal
to the Excise Tax imposed upon the
Payments.

(b)  Related Determinations.  All
determinations required to be made
under this Section 9, including whether and when the GrossUp Payment is required and the amount of such Gross-Up
Payment including any determination
of the parachute payments under Code
Section 280G(b)(2), and the
assumptions to be utilized in
arriving at such determinations
shall be made by a nationally recognized certified public accounting firm that is mutually selected by the Executive and the Company (the
"Accounting Firm") which shall
provide detailed supporting
calculations both to the Company
and the Executive within fifteen
business days of the receipt of
notice from the Executive that
there has been a Payment, or such
earlier time as is requested by the
Company.  All fees and expenses of
the Accounting Firm shall be borne
solely by the Company.  Any Gross-
Up Payment shall be paid by the
Company to the Executive within five days of the receipt of the Accounting
Firm's determination.  Any
determination by the Accounting
Firm shall be binding upon the
Company and the Executive.  As a
result of uncertainty in the
application of Section 4999 of the
Code at the time of the initial
determination by the Accounting
Firm hereunder, it is possible that
the Gross-Up Payment made will have
been an amount less than the
Company should have paid pursuant
to this Section 9 (the
"Underpayment").  In the event that
the Executive thereafter is
required to make a payment of any
Excise Tax, the Accounting Firm
shall determine the amount of the
Underpayment and any such
Underpayment shall be promptly paid
by the Company to or for the
benefit of the Executive.  The
obligations of the parties under
this Section 9 shall indefinitely
survive the termination of the
Executive's employment with the
Company and the termination of this
Agreement.

10.  (a). Restrictive Covenants.
In consideration of the Employee's
continued employment and the mutual
promises contained herein, Employee
agrees and promises that Employee
will not, directly or indirectly,
for Employee or any other person,
firm, corporation, entity or business:

(i)  Compete with Company.  During
the term of his employment by the
Company and for a period of one
year after termination of
employment with the Company for any
reason own, manage, operate,
control or otherwise be in any
manner affiliated or
connected with, or engage or
participate in the ownership,
management, operation or control of
(as principal, agent, proprietor,
partner, member, shareholder,
director, trustee, officer,
administrator, employee,
consultant, independent contractor,
or otherwise), any business or
entity that owns or operates any
full service or quick service
restaurants within 15 miles of any
restaurant owned by the Company  on
the last day of Employee's
employment.

(ii) Employees.  For a period of
one year after termination of
employment by the Company, Employee
shall not, directly or indirectly,
(i) induce or influence or attempt
to induce or influence, any person
who is engaged as an employee,
agent, independent contractor or
otherwise by the Company to
terminate his or her employment or
engagement with the Company, nor
(ii) aid, assist or abet any other
person, firm, or corporation in any
of the prohibited matters
identified in clause (i) of this
Section 10(a).

(b). Severability.  The parties
hereto intend that the covenants
contained in Section 10(a)(i) shall
be construed as a series of
separate covenants, one for each
restaurant operated by the Company.
Except for geographic coverage,
each such separate covenant shall
be deemed identical in terms to the
covenants contained in Section
10(a)(i). If, in any judicial proceeding, a court shall refuse to enforce any of the separate covenants deemed included in this section, then this unenforceable covenant shall be deemed eliminated from these provisions for the purpose of those proceedings to the extent necessary to permit the remaining separate covenants to be enforced.

(c). Proprietary and Confidential
Information. The parties hereto
acknowledge and agree that
proprietary and confidential
information means information or
material which is not generally
available to or used by others
outside the Company or the utility
or value of which is not generally
known or recognized as standard
practice, whether or not the
underlying details are in the
public domain. Information and
material which is considered
proprietary and confidential by the
Company includes, but is not
limited to, the following:

(i)  Information and material which
relates to the Company's
purchasing, accounting, operating
or marketing methods;

(ii) Information and material
related to business plans and
methods of operations or methods of
doing business or relating to
marketing or expansion plans
developed or to be developed by the
Company;

(iii)     Information and material
related to the Company's method and
manner of compensating its
employees;

(iv) Any of the information of the
type described above which the
Company obtained from another
source and which the Company treats
as proprietary or designates as
confidential, whether or not owned
or developed by the Company.

(d). Use of Information.  Employee
acknowledges and agrees that he is
in a fiduciary relationship with
the Company and as a consequence of
this fiduciary relationship and the
trust and confidence reposed in the Employee by the Company, Employee will receive proprietary and confidential information and/or trade secrets of the Company, as previously defined in this
Agreement. In partial consideration for the mutual promises contained herein, the Employee agrees not to directly or indirectly divulge, publish, communicate, use to the detriment of the Company, use for the benefit of any person, firm, corporation, or business or misuse in any way any such proprietary and confidential information and/or trade secrets either during or subsequent to employment with the
Company, whether or not conceived,
originated, discovered or developed
in whole or in part by Employee.

(e). Availability of Injunctive
Relief. The parties acknowledge
that compliance with the covenants
in Sections 10(a)(c) and (d) is
necessary to protect the business,
goodwill and proprietary interests
of the Company.  The parties
further agree that the remedy at
law for breach of any of the
provisions of such covenants is
inadequate and that the Company
shall be entitled, in addition to
other such remedies as it may have,
to injunctive relief for any breach
or threatened breach of Sections
10(a)(c) and (d) without proof of
any actual damages that may have
been or may be caused to the
Company by such breach or
threatened breach.

(f)  Exclusion.  Notwithstanding
the foregoing, nothing contained in
this Section 10 is intended nor
shall it be construed to prevent,
limit or impair Executive's ability
to practice law, including the
representation of clients that
operate restaurants within the
geographic areas identified in
Section 10(a)(i), provided such
representation does not otherwise
violate the Rules of Professional
Conduct applicable to Executive.

11.  Successors.   (a)  This
Agreement is personal to the
Executive.  Without the prior
written consent of the Company it
shall not be assignable by the
Executive otherwise than by will
or the laws of descent and
distribution. This Agreement shall
inure to the benefit of and be
enforceable by the Executive's
legal representatives.

(b)  This Agreement shall inure to
the benefit of and be binding upon
the Company and its successors and
assigns.

(c)  The Company will require any
successor (whether direct or
indirect, by purchase, merger,
consolidation or otherwise) to all
or substantially all of the
business and/or assets of the
Company to assume expressly and
agree to perform this Agreement in
the same manner and to the same
extent that the Company would be
required to perform it if no such
succession had taken place.

12.  Miscellaneous.  (a)  This
Agreement shall be governed by and
construed in accordance with the
laws of the State of Indiana,
without reference to principles of
conflict of laws thereunder.  The
captions of this Agreement are not
part of the provisions hereof and
shall not have any force or effect.
This Agreement may not be amended
or modified otherwise than by a
written agreement executed by the
parties hereto or their respective
successors and legal
representatives.

 (b)  All notices and other
communications hereunder shall be
in writing and shall be given by
facsimile transmission, hand
delivery to the other party or by
registered or certified mail,
return receipt requested, postage
prepaid, addressed as follows:

If to the Executive:
John C. Firth
4220 Edison Lakes Parkway
Mishawaka, Indiana  46545

If to the Company:

Daniel B. Fitzpatrick
Chief Executive Officer
Quality Dining, Inc.
4220 Edison Lakes Parkway
Mishawaka, Indiana 46545

or to such other address as either
party shall have furnished to the
other in writing in accordance
herewith. Notice and
communications shall be effective
when actually received by the
addressee.

(c)  The invalidity or
unenforceability of any provision
of this Agreement shall not affect
the validity or enforceability of
any other provision of this
Agreement.

(d)  The Company may withhold from
any amounts payable under this
Agreement such federal, state or
local taxes as shall be required to
be withheld pursuant to any
applicable law or regulation.

(e)  The Executive's failure to
insist upon strict compliance with
any provision hereof shall not be
deemed to be a waiver of such provision or any other provision thereof.

(f)  This Agreement contains the
entire understanding of the Company
and the Executive with respect to
the subject matter hereof.

IN WITNESS WHEREOF, the Executive
and the Company have each caused
this Agreement to be executed in
their name and on their behalf on
the date first above written.

QUALITY DINING, INC.
/s/_______________________
By:  Daniel B. Fitzpatrick
Its:   President and Chief
       Executive Officer



EXECUTIVE

/s/__________________

John C. Firth